EXHIBIT 99.2

Non-GAAP Reconciliations,
Financial Highlights, and Operating Statistics

(UNAUDITED)

Final

March 31, 2018

Williams Partners L.P.
Reconciliation of Non-GAAP Measures
(UNAUDITED)
	2017					2018
(Dollars in millions, except coverage ratios)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Williams Partners L.P.
Reconciliation of "Net Income (Loss)" to "Modified EBITDA", Non-GAAP "Adjusted EBITDA" and "Distributable cash flow"

Net income (loss)	$660	$348	$284	$(317)	$975	$384
Provision (benefit) for income taxes	3	1	(1)	3	6	—
Interest expense	214	205	202	201	822	209
Equity (earnings) losses	(107)	(125)	(115)	(87)	(434)	(82)
Other investing (income) loss - net	(271)	(2)	(4)	(4)	(281)	(4)
Proportional Modified EBITDA of equity-method investments	194	215	202	184	795	169
Depreciation and amortization expenses	433	423	424	420	1,700	423
Accretion expense associated with asset retirement obligations for nonregulated operations	6	11	8	8	33	8
Modified EBITDA	1,132	1,076	1,000	408	3,616	1,107
Adjustments
Estimated minimum volume commitments	15	15	18	(48)	—	—
Severance and related costs	9	4	5	4	22	—
Settlement charge from pension early payout program	—	—	—	35	35	—
Regulatory charges resulting from Tax Reform	—	—	—	713	713	4
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2
ACMP Merger and transition costs	—	4	3	4	11	—
Constitution Pipeline project development costs	2	6	4	4	16	2
Share of impairment at equity-method investment	—	—	1	—	1	—
Geismar Incident adjustment	(9)	2	8	(1)	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—
Impairment of certain assets	—	—	1,142	9	1,151	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—
Organizational realignment-related costs	4	6	6	2	18	—
(Gain) loss related to Canada disposition	(3)	(1)	4	4	4	—
(Gain) loss on asset retirement	—	—	(5)	5	—	—
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—
Accrual for loss contingency	9	—	—	—	9	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—
Expenses associated with Financial Repositioning	—	2	—	—	2	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—
Total EBITDA adjustments	(15)	28	101	742	856	15
Adjusted EBITDA	1,117	1,104	1,101	1,150	4,472	1,122

Maintenance capital expenditures (1)	(53)	(100)	(136)	(154)	(443)	(100)
Interest expense - net (2)	(224)	(216)	(207)	(208)	(855)	(212)
Cash taxes	(5)	(1)	(4)	(2)	(12)	(1)
Income attributable to noncontrolling interests (3)	(27)	(32)	(27)	(27)	(113)	(25)
WPZ restricted stock unit non-cash compensation	2	1	1	1	5	—
Amortization of deferred revenue associated with certain 2016 contract restructurings (4)	(58)	(58)	(59)	(58)	(233)	—
Distributable cash flow attributable to Partnership Operations	752	698	669	702	2,821	784

Total cash distributed (5)	$567	$574	$574	$574	$2,289	$588

Coverage ratios:
Distributable cash flow attributable to partnership operations divided by Total cash distributed	1.33	1.22	1.17	1.22	1.23	1.33
Net income (loss) divided by Total cash distributed	1.16	0.61	0.49	(0.55)	0.43	0.65

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.
(3) Excludes allocable share of certain EBITDA adjustments.
(4) Beginning first quarter 2018, as a result of the extended deferred revenue amortization period under the new GAAP revenue standard, we have discontinued the adjustment associated with these 2016 contract restructuring payments. The adjustment would have been $32 million for the first quarter of 2018.

(5) Cash distributions for the first quarter of 2017 have been decreased by $6 million to reflect the amount paid by WMB to WPZ pursuant to the January 2017 Common Unit Purchase Agreement.

Williams Partners L.P.
Reconciliation of “Modified EBITDA” to Non-GAAP “Adjusted EBITDA”
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Modified EBITDA:
Northeast G&P	$226	$247	$115	$231	$819	$250
Atlantic-Gulf	450	454	430	(96)	1,238	451
West	385	356	(615)	286	412	413
NGL & Petchem Services	51	30	1,084	(4)	1,161	—
Other	20	(11)	(14)	(9)	(14)	(7)
Total Modified EBITDA	$1,132	$1,076	$1,000	$408	$3,616	$1,107

Adjustments:
Northeast G&P
Severance and related costs	$—	$—	$—	$—	$—	$—
Share of impairment at equity-method investments	—	—	1	—	1	—
ACMP Merger and transition costs	—	—	—	—	—	—
Impairment of certain assets	—	—	121	—	121	—
Ad valorem obligation timing adjustment	—	—	7	—	7	—
Settlement charge from pension early payout program	—	—	—	7	7	—
Organizational realignment-related costs	1	1	2	—	4	—
Total Northeast G&P adjustments	1	1	131	7	140	—
Atlantic-Gulf
Potential rate refunds associated with rate case litigation	—	—	—	—	—	—
Severance and related costs	—	—	—	—	—	—
Constitution Pipeline project development costs	2	6	4	4	16	2
Settlement charge from pension early payout program	—	—	—	15	15	—
Regulatory charges resulting from Tax Reform	—	—	—	493	493	11
Share of regulatory charges resulting from Tax Reform for equity-method investments	—	—	—	11	11	2
Organizational realignment-related costs	1	2	2	1	6	—
(Gain) loss on asset retirement	—	—	(5)	5	—	—
Total Atlantic-Gulf adjustments	3	8	1	529	541	15
West
Estimated minimum volume commitments	15	15	18	(48)	—	—
Severance and related costs	—	—	—	—	—	—
ACMP Merger and transition costs	—	—	—	—	—	—
Impairment of certain assets	—	—	1,021	9	1,030	—
Settlement charge from pension early payout program	—	—	—	13	13	—
Regulatory charge associated with Tax Reform	—	—	—	220	220	(7)
Organizational realignment-related costs	2	3	2	1	8	—
Gains from contract settlements and terminations	(13)	(2)	—	—	(15)	—
Total West adjustments	4	16	1,041	195	1,256	(7)
NGL & Petchem Services
Impairment of certain assets	—	—	—	—	—	—
(Gain) loss related to Canada disposition	(3)	(1)	4	4	4	—
Severance and related costs	—	—	—	—	—	—
Expenses associated with strategic asset monetizations	1	4	—	—	5	—
Geismar Incident adjustments	(9)	2	8	(1)	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—
Gain on sale of RGP Splitter	—	(12)	—	—	(12)	—
Accrual for loss contingency	9	—	—	—	9	—
Total NGL & Petchem Services adjustments	(2)	(7)	(1,083)	3	(1,089)	—
Other
Severance and related costs	9	4	5	4	22	—
ACMP Merger and transition costs	—	4	3	4	11	—
Expenses associated with Financial Repositioning	—	2	—	—	2	—
(Gain) loss on early retirement of debt	(30)	—	3	—	(27)	7
Total Other adjustments	(21)	10	11	8	8	7

Total Adjustments	$(15)	$28	$101	$742	$856	$15

Adjusted EBITDA:
Northeast G&P	$227	$248	$246	$238	$959	$250
Atlantic-Gulf	453	462	431	433	1,779	466
West	389	372	426	481	1,668	406
NGL & Petchem Services	49	23	1	(1)	72	—
Other	(1)	(1)	(3)	(1)	(6)	—
Total Adjusted EBITDA	$1,117	$1,104	$1,101	$1,150	$4,472	$1,122

Williams Partners L.P.
Consolidated Statement of Income (Loss)
(UNAUDITED)
	2017					2018
(Dollars in millions, except per-unit amounts)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Revenues:
Service revenues	$1,256	$1,277	$1,304	$1,455	$5,292	$1,346
Service revenues - commodity consideration (2)	—	—	—	—	—	101
Product sales	727	642	581	768	2,718	636
Total revenues	1,983	1,919	1,885	2,223	8,010	2,083
Costs and expenses:
Product costs	579	537	504	680	2,300	613
Processing commodity expenses (2)	—	—	—	—	—	35
Operating and maintenance expenses	361	384	396	421	1,562	351
Depreciation and amortization expenses	433	423	424	420	1,700	423
Selling, general, and administrative expenses	156	154	140	160	610	138
Impairment of certain assets	1	2	1,142	11	1,156	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—
Regulatory charges resulting from Tax Reform	—	—	—	674	674	—
Other (income) expense - net	3	7	22	38	70	31
Total costs and expenses	1,533	1,507	1,533	2,404	6,977	1,591
Operating income (loss)	450	412	352	(181)	1,033	492
Equity earnings (losses)	107	125	115	87	434	82
Other investing income (loss) - net	271	2	4	4	281	4
Interest incurred	(221)	(214)	(210)	(210)	(855)	(218)
Interest capitalized	7	9	8	9	33	9
Other income (expense) - net	49	15	14	(23)	55	15
Income (loss) before income taxes	663	349	283	(314)	981	384
Provision (benefit) for income taxes	3	1	(1)	3	6	—
Net income (loss)	660	348	284	(317)	975	384
Less: Net income attributable to noncontrolling interests	26	28	25	25	104	24
Net income (loss) attributable to controlling interests	$634	$320	$259	$(342)	$871	$360

Allocation of net income (loss) for calculation of earnings per common unit:
Net income (loss) attributable to controlling interests	$634	$320	$259	$(342)	$871	$360
Allocation of net income (loss) to Class B units (1)	11	6	4	(6)	15	7
Allocation of net income (loss) to common units (1)	$623	$314	$255	$(336)	$856	$353

Diluted earnings (loss) per common unit:
Net income (loss) per common unit (1)	$0.68	$0.33	$0.27	$(0.35)	$0.90	$0.37
Weighted average number of common units outstanding (thousands)	920,250	955,986	956,365	956,558	947,485	957,336

Cash distributions per common unit	$0.600	$0.600	$0.600	$0.600	$2.400	$0.614

(1) The sum for the quarters may not equal the total for the year due to timing of unit issuances.
(2) Line items are new in conjunction with the implementation of Accounting Standard Codification Topic 606, "Revenue from Contracts with Customers" (ASC 606).

Williams Partners L.P.
Northeast G&P
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Revenues:
Service revenues:
Nonregulated gathering and processing fee-based revenue	$182	$183	$182	$191	$738	$189
Other fee revenues	40	38	36	38	152	44
Nonregulated commodity consideration (1)	—	—	—	—	—	4
Product sales:
NGL sales from gas processing	4	4	2	4	14	4
Marketing sales	64	48	59	106	277	89
Tracked revenues (1)	—	—	—	—	—	5
	290	273	279	339	1,181	335
Intrasegment eliminations	(5)	(4)	(4)	(5)	(18)	(5)
Total revenues	285	269	275	334	1,163	330

Segment costs and expenses:
NGL cost of goods sold	4	1	2	1	8	4
Marketing cost of goods sold	65	48	59	106	278	90
Processing commodity expenses (1)	—	—	—	—	—	2
Operating and administrative costs	91	92	103	113	399	90
Other segment costs and expenses	—	1	(1)	5	5	2
Impairment of certain assets	1	1	121	1	124	—
Tracked costs (1)	—	—	—	—	—	5
Intrasegment eliminations	(5)	(4)	(4)	(5)	(18)	(5)
Total segment costs and expenses	156	139	280	221	796	188

Proportional Modified EBITDA of equity-method investments	97	117	120	118	452	108
Modified EBITDA	226	247	115	231	819	250
Adjustments	1	1	131	7	140	—
Adjusted EBITDA	$227	$248	$246	$238	$959	$250
NGL margin	$—	$3	$—	$3	$6	$2

Statistics for Operated Assets

Gathering and Processing
Gathering volumes (Bcf per day) - Consolidated (2)	3.32	3.28	3.28	3.37	3.31	3.38
Gathering volumes (Bcf per day) - Non-consolidated (3)	3.55	3.58	3.48	3.61	3.55	3.82
Plant inlet natural gas volumes (Bcf per day) (2)	0.39	0.40	0.45	0.50	0.43	0.49

Ethane equity sales (Mbbls/d)	2	2	2	1	2	1
Non-ethane equity sales (Mbbls/d)	1	1	1	1	1	1
NGL equity sales (Mbbls/d)	3	3	3	2	3	2

Ethane production (Mbbls/d)	17	22	17	22	20	23
Non-ethane production (Mbbls/d)	15	17	19	22	18	21
NGL production (Mbbls/d)	32	39	36	44	38	44

(1) Line items are new in conjunction with the implementation of ASC 606.
(2) Includes gathering volumes associated with Susquehanna Supply Hub, Ohio Valley Midstream, and Utica Supply Hub, all of which are consolidated.
(3) Includes 100% of the volumes associated with operated equity-method investments, including the Laurel Mountain Midstream partnership; and the Bradford Supply Hub and a portion of the Marcellus South Supply Hub within the Appalachia Midstream Services partnership. Volumes handled by Blue Racer Midstream (gathering and processing) and UEOM (processing only), which we do not operate, are not included.

Williams Partners L.P.
Atlantic-Gulf
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$127	$136	$133	$132	$528	$137
Regulated transportation revenue	354	358	381	408	1,501	413
Other fee revenues	54	42	38	39	173	41
Nonregulated commodity consideration (1)	—	—	—	—	—	15
Product sales:
NGL sales from gas processing	27	16	13	14	70	15
Marketing sales	90	75	66	81	312	45
Other sales	1	—	1	—	2	2
Tracked revenues	36	52	47	44	179	58
	689	679	679	718	2,765	726
Intrasegment eliminations	(19)	(7)	(9)	(7)	(42)	(9)
Total revenues	670	672	670	711	2,723	717
Segment costs and expenses:
NGL cost of goods sold	13	7	6	3	29	15
Marketing cost of goods sold	88	75	65	80	308	45
Processing commodity expenses (1)	—	—	—	—	—	5
Operating and administrative costs	174	173	197	228	772	184
Other segment costs and expenses	—	(2)	(2)	14	10	—
Regulatory charges resulting from Tax Reform	—	—	—	493	493	11
Tracked costs	36	52	47	44	179	58
Intrasegment eliminations	(19)	(7)	(9)	(7)	(42)	(9)
Total segment costs and expenses	292	298	304	855	1,749	309
Proportional Modified EBITDA of equity-method investments	72	80	64	48	264	43
Modified EBITDA	450	454	430	(96)	1,238	451
Adjustments	3	8	1	529	541	15
Adjusted EBITDA	$453	$462	$431	$433	$1,779	$466
NGL Margins	$14	$9	$7	$11	$41	$10

Statistics for Operated Assets
Gathering, Processing and Crude Oil Transportation
Gathering volumes (Bcf per day) - Consolidated (2)	0.32	0.29	0.31	0.30	0.31	0.30
Gathering volumes (Bcf per day) - Non-consolidated (3)	0.55	0.54	0.39	0.28	0.44	0.15
Plant inlet natural gas volumes (Bcf per day) - Consolidated (2)	0.56	0.57	0.52	0.54	0.55	0.54
Plant inlet natural gas volumes (Bcf per day) - Non-consolidated (3)	0.54	0.53	0.39	0.27	0.43	0.24
Crude transportation volumes (Mbbls/d)	131	135	137	136	134	142
Consolidated (2)
Ethane margin ($/gallon)	$.02	$.03	$.04	$.09	$.04	$.03
Non-ethane margin ($/gallon)	$.42	$.36	$.53	$.72	$.47	$.66
NGL margin ($/gallon)	$.26	$.23	$.26	$.46	$.28	$.40
Ethane equity sales (Mbbls/d)	6	4	4	2	4	3
Non-ethane equity sales (Mbbls/d)	9	6	3	3	5	4
NGL equity sales (Mbbls/d)	15	10	7	5	9	7
Ethane production (Mbbls/d)	14	14	13	14	14	12
Non-ethane production (Mbbls/d)	20	19	18	19	19	19
NGL production (Mbbls/d)	34	33	31	33	33	31
Non-consolidated (3)
NGL equity sales (Mbbls/d)	5	4	5	4	5	2
NGL production (Mbbls/d)	21	22	22	19	21	18
Transcontinental Gas Pipe Line
Throughput (Tbtu)	939.1	887.6	938.5	1,017.5	3,782.7	1,099.9
Avg. daily transportation volumes (Tbtu)	10.4	9.8	10.2	11.1	10.4	12.2
Avg. daily firm reserved capacity (Tbtu)	12.8	13.2	14.1	14.9	13.8	15.4

(1) Line items are new in conjunction with the implementation of ASC 606.
(2) Excludes volumes associated with equity-method investments that are not consolidated in our results.
(3) Includes 100% of the volumes associated with operated equity-method investments.

Williams Partners L.P.
West
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Revenues:
Service revenues:
Nonregulated gathering & processing fee-based revenue	$364	$382	$398	$500	$1,644	$386
Regulated transportation revenue	117	112	113	118	460	109
Other fee revenues	43	38	39	44	164	43
Nonregulated commodity consideration (1)	—	—	—	—	—	82
Product sales:
NGL sales from gas processing	64	61	68	82	275	85
Olefin sales	1	—	—	—	1	—
Marketing sales	506	490	561	708	2,265	583
Other sales	6	8	12	23	49	14
Tracked revenues	—	1	—	1	2	16
	1,101	1,092	1,191	1,476	4,860	1,318
Intrasegment eliminations	(127)	(130)	(162)	(182)	(601)	(175)
Total revenues	974	962	1,029	1,294	4,259	1,143
Segment costs and expenses:
NGL cost of goods sold	27	31	31	32	121	85
Marketing cost of goods sold	505	498	550	701	2,254	583
Other cost of goods sold	5	4	12	20	41	10
Processing commodity expenses (1)	—	—	—	—	—	30
Operating and administrative costs	216	222	210	223	871	201
Other segment costs and expenses	(12)	(2)	(1)	1	(14)	5
Impairment of certain assets	—	1	1,021	10	1,032	—
Regulatory charges resulting from Tax Reform	—	—	—	220	220	(7)
Tracked costs	—	—	1	1	2	16
Intrasegment eliminations	(127)	(130)	(162)	(182)	(601)	(175)
Total segment costs and expenses	614	624	1,662	1,026	3,926	748
Proportional Modified EBITDA of equity-method investments	25	18	18	18	79	18
Modified EBITDA	385	356	(615)	286	412	413
Adjustments	4	16	1,041	195	1,256	(7)
Adjusted EBITDA	$389	$372	$426	$481	$1,668	$406
NGL margin	$37	$30	$37	$50	$154	$52

Statistics for Operated Assets
Gathering and Processing
Gathering volumes (Bcf per day)	4.23	4.40	4.62	4.86	4.53	4.58
Plant inlet natural gas volumes (Bcf per day)	1.99	2.00	2.11	2.17	2.07	2.16

Ethane equity sales (Mbbls/d)	3	11	11	12	9	19
Non-ethane equity sales (Mbbls/d)	20	20	20	21	20	20
NGL equity sales (Mbbls/d)	23	31	31	33	29	39
Ethane margin ($/gallon)	$.04	$.00	$.02	$.02	$.02	$.01
Non-ethane margin ($/gallon)	$.49	$.40	$.45	$.61	$.49	$.69
NGL margin ($/gallon)	$.43	$.26	$.30	$.39	$.34	$.35
Ethane production (Mbbls/d)	8	18	19	26	18	31
Non-ethane production (Mbbls/d)	55	57	62	63	59	62
NGL production (Mbbls/d)	63	75	81	89	77	93
Northwest Pipeline LLC
Throughput (Tbtu)	219.0	165.4	156.4	209.1	749.9	226.1
Avg. daily transportation volumes (Tbtu)	2.4	1.8	1.7	2.3	2.1	2.5
Avg. daily firm reserved capacity (Tbtu)	3.0	3.0	3.0	3.0	3.0	3.0
Overland Pass Pipeline Company LLC (equity investment) - 100%
NGL Transportation volumes (Mbbls)	18,338	20,558	21,015	21,425	81,336	21,263
(1) Line items are new in conjunction with the implementation of ASC 606.

Williams Partners L.P.
NGL & Petchem Services
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Revenues:
Service revenue:
Nonregulated gathering & processing fee-based revenue	$—	$—	$—	$—	$—	$—
Other fee-based revenues	3	4	—	—	7	—
Nonregulated commodity consideration (1)	—	—	—	—	—	—
Product sales:
NGL sales from gas processing	—	—	—	—	—	—
Olefin sales	160	145	6	—	311	—
Marketing sales	56	38	3	—	97	—
Other sales	—	—	—	—	—	—
	219	187	9	—	415	—
Intrasegment eliminations	(17)	(26)	—	—	(43)	—
Total revenues	202	161	9	—	372	—

Segment costs and expenses:
NGL cost of goods sold	—	—	—	—	—	—
Olefins cost of goods sold	89	93	4	—	186	—
Marketing cost of goods sold	52	40	3	—	95	—
Other cost of goods sold	—	—	—	—	—	—
Processing commodity expenses (1)	—	—	—	—	—	—
Operating and administrative costs	30	37	2	—	69	—
Other segment costs and expenses	(3)	(13)	11	4	(1)	—
Impairment of certain assets	—	—	—	—	—	—
Gain on sale of Geismar Interest	—	—	(1,095)	—	(1,095)	—
Intrasegment eliminations	(17)	(26)	—	—	(43)	—
Total segment costs and expenses	151	131	(1,075)	4	(789)	—
Modified EBITDA	51	30	1,084	(4)	1,161	—
Adjustments	(2)	(7)	(1,083)	3	(1,089)	—
Adjusted EBITDA	$49	$23	$1	$(1)	$72	$—

Statistics for Operated Assets

Petrochemical Services
Geismar ethylene sales volumes (million lbs)	266	300	—	—	566	—
Geismar ethylene margin ($/lb) (2)	$.19	$.13	$—	$—	$.16	$—

(1) Line items are new in conjunction with the implementation of ASC 606.
(2) Ethylene margin and ethylene margin per pound are calculated using financial results determined in accordance with GAAP, which include realized ethylene sales prices and ethylene COGS. Realized sales and COGS per unit metrics may vary from publicly quoted market indices or spot prices due to various factors, including, but not limited to, basis differentials, transportation costs, contract provisions, and inventory accounting methods. The Geismar operations were sold in July 2017.

Williams Partners L.P.
Capital Expenditures and Investments
(UNAUDITED)
	2017					2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year	1st Qtr

Capital expenditures:
Northeast G&P	$58	$81	$173	$101	$413	$114
Atlantic-Gulf	388	398	371	508	1,665	764
West	57	58	94	76	285	69
NGL & Petchem Services	6	1	(1)	—	6	—
Other	—	2	1	2	5	1
Total (1)	$509	$540	$638	$687	$2,374	$948

Purchases of investments:
Northeast G&P	$20	$26	$24	$29	$99	$20
Atlantic-Gulf	—	1	—	—	1	1
West	32	—	—	—	32	—
Total	$52	$27	$24	$29	$132	$21

Summary:
Northeast G&P	$78	$107	$197	$130	$512	$134
Atlantic-Gulf	388	399	371	508	1,666	765
West	89	58	94	76	317	69
NGL & Petchem Services	6	1	(1)	—	6	—
Other	—	2	1	2	5	1
Total	$561	$567	$662	$716	$2,506	$969

Capital expenditures incurred and purchases of investments:
Increases to property, plant, and equipment	$569	$586	$660	$824	$2,639	$925
Purchases of investments	52	27	24	29	132	21
Total	$621	$613	$684	$853	$2,771	$946

(1) Increases to property, plant, and equipment	$569	$586	$660	$824	$2,639	$925
Changes in related accounts payable and accrued liabilities	(60)	(46)	(22)	(137)	(265)	23
Capital expenditures	$509	$540	$638	$687	$2,374	$948

Selected Financial Information
(UNAUDITED)
	2017				2018
(Dollars in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr

Cash and cash equivalents	$625	$1,908	$1,165	$881	$1,268

Capital structure:
Debt:
Current	$—	$1,951	$502	$501	$501
Noncurrent	$17,065	$16,614	$16,000	$15,996	$17,011

WPZ Reconciliation of "Net Income (Loss)" to "Modified EBITDA",
Non-GAAP "Adjusted EBITDA" and "Distributable Cash Flow"
	2018 Guidance Range
(Dollars in billions, except coverage ratios)	Low		Mid		High

Net income (loss)	$1.500		$1.600		$1.700
Provision (benefit) for income taxes			—
Interest expense			0.825
Equity (earnings) losses			(0.325)
Proportional Modified EBITDA of equity-method investments			0.700
Depreciation and amortization expenses and accretion for asset retirement obligations associated with nonregulated operations			1.750
Modified EBITDA	4.450		4.550		4.650

Total EBITDA adjustments			—
Adjusted EBITDA	4.450		4.550		4.650

Maintenance capital expenditures (1)	(0.550)		(0.500)		(0.450)
Interest expense (cash portion) (2)			(0.875)
Income attributable to noncontrolling interests, cash taxes and other			(0.125)

Distributable cash flow attributable to Partnership Operations	$2.900		$3.050		$3.200

Total cash distributed	$2.450		$2.450		$2.450

Cash Coverage Ratio (Distributable cash flow attributable to Partnership Operations / Total cash distributed)	1.18	x	1.24	x	1.31	x

(1) Includes proportionate share of maintenance capital expenditures of equity investments.
(2) Includes proportionate share of interest expense of equity investments.